EXHIBIT 99.25
                                 -------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-11,
                   Asset-Backed Certificates, Series 2005-11

GSAA 0511 Stress Run
1. Run to Maturity
2. 100% Servicer Advancing


                                            Scenario                 Scenario                 Scenario
    FWD Scenario                               1                        2                         3
    ------------------------------------------------------------------------------------------------------------------
                   Prepay                    8 CPR                    12 CPR                   18 CPR
    ==================================================================================================================
    Yield                                                 4.6508                   4.5895                    4.5231
    WAL                                                     6.78                     5.05                      3.56
    Principal Window                               Oct05 - May25            Oct05 - Mar21             Oct05 - Dec16
    Principal Writedown                              0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    Total Collat Loss (Collat Maturity)     71,038,458.01 (7.74%)    52,789,618.09 (5.75%)     36,052,986.95 (3.93%)
    Total Collat Group Loss (Tranche Life)  58,990,762.53 (7.44%)    43,032,313.24 (5.43%)     28,873,969.26 (3.64%)
    Loss Severity                                            35%                      35%                       35%
    Servicer Advances                                       100%                     100%                      100%
    Liquidation Lag                                            0                        0                         0
    Optional Redemption                                  Call (N)                 Call (N)                  Call (N)
    ------------------------------------------------------------------------------------------------------------------


                                             Scenario               Scenario
    FWD Scenario                                4                      5
    -------------------------------------------------------------------------------------
                   Prepay                     25 CPR                 60 CPR
    =====================================================================================
    Yield                                                  4.4744                 4.3741
    WAL                                                      2.58                   0.89
    Principal Window                                Oct05 - Dec13          Oct05 - Jul08
    Principal Writedown                               0.00 (0.00%)           0.00 (0.00%)
    Total Collat Loss (Collat Maturity)      24,714,126.85 (2.69%)   5,372,301.77 (0.59%)
    Total Collat Group Loss (Tranche Life)   19,541,927.12 (2.47%)   4,001,581.99 (0.50%)
    Loss Severity                                             35%                    35%
    Servicer Advances                                        100%                   100%
    Liquidation Lag                                             0                      0
    Optional Redemption                                   Call (N)               Call (N)
    -------------------------------------------------------------------------------------


                                            Scenario                 Scenario                 Scenario
    FWD + 100 bps                              6                        7                         8
    ----------------------------------------------------------------------------------------------------------------
                   Prepay                    8 CPR                    12 CPR                   18 CPR
    ================================================================================================================
    Yield                                                 5.6187                   5.5473                    5.4638
    WAL                                                     6.84                     5.08                      3.57
    Principal Window                               Oct05 - Aug25            Oct05 - Apr21             Oct05 - Jan17
    Principal Writedown                              0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    Total Collat Loss (Collat Maturity)     71,458,369.98 (7.79%)    52,994,849.45 (5.78%)     36,127,032.18 (3.94%)
    Total Collat Group Loss (Tranche Life)  59,394,142.47 (7.49%)    43,174,928.68 (5.45%)     28,947,540.60 (3.65%)
    Loss Severity                                            35%                      35%                       35%
    Servicer Advances                                       100%                     100%                      100%
    Liquidation Lag                                            0                        0                         0
    Optional Redemption                                  Call (N)                 Call (N)                  Call (N)
    ----------------------------------------------------------------------------------------------------------------



                                             Scenario               Scenario
    FWD + 100 bps                               9                      10
    -------------------------------------------------------------------------------------
                   Prepay                     25 CPR                 60 CPR
    =====================================================================================
    Yield                                                  5.3917                 5.1334
    WAL                                                      2.58                   0.89
    Principal Window                                Oct05 - Dec13          Oct05 - Jul08
    Principal Writedown                               0.00 (0.00%)           0.00 (0.00%)
    Total Collat Loss (Collat Maturity)      24,738,818.03 (2.70%)   5,372,588.12 (0.59%)
    Total Collat Group Loss (Tranche Life)   19,548,305.73 (2.47%)   4,001,612.83 (0.50%)
    Loss Severity                                             35%                    35%
    Servicer Advances                                        100%                   100%
    Liquidation Lag                                             0                      0
    Optional Redemption                                   Call (N)               Call (N)
    -------------------------------------------------------------------------------------



                                            Scenario                 Scenario                 Scenario
    FWD + 200 bps                              11                       12                       13
    -----------------------------------------------------------------------------------------------------------------
                   Prepay                    8 CPR                    12 CPR                   18 CPR
    =================================================================================================================
    Yield                                                 6.5922                   6.5123                    6.2516
    WAL                                                     6.95                     5.13                      3.57
    Principal Window                               Oct05 - Feb26            Oct05 - Aug21             Oct05 - Jan17
    Principal Writedown                              0.00 (0.00%)             0.00 (0.00%)              0.00 (0.00%)
    Total Collat Loss (Collat Maturity)     71,851,795.67 (7.83%)    53,185,053.74 (5.80%)     36,194,428.97 (3.95%)
    Total Collat Group Loss (Tranche Life)  59,925,975.60 (7.56%)    43,458,686.25 (5.48%)     28,967,282.94 (3.66%)
    Loss Severity                                            35%                      35%                       35%
    Servicer Advances                                       100%                     100%                      100%
    Liquidation Lag                                            0                        0                         0
    Optional Redemption                                  Call (N)                 Call (N)                  Call (N)
    -----------------------------------------------------------------------------------------------------------------

                                              Scenario               Scenario
    FWD + 200 bps                                14                     15
    --------------------------------------------------------------------------------------
                   Prepay                      25 CPR                 60 CPR
    ======================================================================================
    Yield                                                   6.1742                 5.8928
    WAL                                                       2.58                   0.89
    Principal Window                                 Oct05 - Dec13          Oct05 - Jul08
    Principal Writedown                                0.00 (0.00%)           0.00 (0.00%)
    Total Collat Loss (Collat Maturity)       24,760,774.09 (2.70%)   5,372,804.12 (0.59%)
    Total Collat Group Loss (Tranche Life)    19,553,681.65 (2.47%)   4,001,625.90 (0.50%)
    Loss Severity                                              35%                    35%
    Servicer Advances                                         100%                   100%
    Liquidation Lag                                              0                      0
    Optional Redemption                                    Call (N)               Call (N)
    ---------------------------------------------------------------------------------------



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